UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington D.C. 20549

SCHEDULE 14A

(Rule 14a-101)

INFORMATION REQUIRED IN

PROXY STATEMENT

SCHEDULE 14A INFORMATION

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Securities Exchange Act of 1934 (Amendment No. )

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[ ]	Definitive Additional Materials
[ ]	Soliciting Material Pursuant to Rule 14a-12.

ORBITAL TRACKING CORP.

(Name of Registrant as Specified in its Charter)

N/A

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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ORBITAL TRACKING CORP.

18851 N.E. 29th Ave., Suite 700

Aventura, Florida 33180

NOTICE OF CONSENT SOLICITATION

February 5, 2016

To our Stockholders:

We are soliciting your consent to approve an amendment to our Articles of Incorporation, as amended and restated to date, to increase the total number of shares of authorized capital stock to 800,000,000 shares consisting of (i) 750,000,000 shares of common stock and (ii) 50,000,000 shares of preferred stock from 220,000,000 shares consisting of (i) 200,000,000 shares of common stock and (ii) 20,000,000 shares of preferred stock (the “Proposal”). On January 12, 2016, the Company’s Board of Directors approved the Proposal. The Company’s Board of Directors has deemed it advisable to seek stockholder approval of the Proposal, as required under the Nevada Revised Statutes, and has decided to seek the written consent of stockholders through a consent solicitation process rather than holding a special meeting of stockholders, in order to eliminate the costs and management time involved in holding a special meeting. The Proposal is described in more detail in the accompanying Consent Solicitation Statement.

We have established the close of business on January 15, 2016, as the record date for determining stockholders entitled to submit written consents. Stockholders holding a majority of our outstanding voting capital as of the close of business on the record date must vote in favor of the Proposal to be approved by stockholders.

This solicitation is being made on the terms and subject to the conditions set forth in the accompanying Consent Solicitation Statement and Written Consent. To be counted, your properly completed Written Consent must be received before 5:00 p.m. Eastern Time, on March 5, 2016, subject to early termination of the Consent Solicitation by our Board of Directors if a majority approval is received, or extension of the time of termination by our Board of Directors (the “Expiration Time”).

Failure to submit the Written Consent will have the same effect as a vote against the Proposal. We recommend that all stockholders consent to the Proposal, by marking the box entitled “FOR” with respect to the Proposal and submitting the Written Consent by one of the methods set forth in the form of Written Consent which is attached as Appendix B to the Consent Solicitation Statement. If you sign and send in the Written Consent form but do not indicate how you want to vote as to the Proposal, your consent form will be treated as a consent “FOR” the Proposal.

By Order of the Board of Directors of Orbital Tracking Corp.

Sincerely,

/s/ David Phipps
David Phipps,
Chief Executive Officer and Chairman of the Board of Directors

ORBITAL TRACKING CORP

18851 N.E. 29th Ave., Suite 700

Aventura, Florida 33180

CONSENT SOLICITATION STATEMENT

General

This Consent Solicitation Statement dated February 5, 2016 is being furnished in connection with the solicitation of written consents of the stockholders of Orbital Tracking Corp. a Nevada corporation (the “Company,” “Orbital,” “us,” “we,” or “our”) with regard to the following Proposal (the “Proposal”):

1.	To increase the total number of shares of authorized capital stock to 800,000,000 shares consisting of (i) 750,000,000 shares of common stock and (ii) 50,000,000 shares of preferred stock from 220,000,000 shares consisting of (i) 200,000,000 shares of common stock and (ii) 20,000,000 shares of preferred stock.

The foregoing business is more fully described in the following pages, which are made part of this notice.

Our Board of Directors unanimously adopted the Proposal and recommends that stockholders vote FOR the approval of the Proposal. The Board of Directors has decided to seek written consent rather than calling a special meeting of stockholders, in order to eliminate the costs and management time involved in holding a special meeting. Written consents are being solicited from holders of all of our voting capital of record pursuant to Section 78.320 of the Nevada Revised Statutes and Article I Section 8 of our Bylaws.

Voting materials, which include this Consent Solicitation Statement and a Written Consent form (attached as Appendix B), are being mailed to all stockholders on or about February 5, 2016. Our Board of Directors set the close of business on January 15, 2016, as the record date for the determination of stockholders entitled to act with respect to the Consent Solicitation (the “Record Date”).

Stockholders holding a majority of our outstanding voting capital (“Voting Capital”), which consists of our common stock, our Series B Convertible Preferred Stock (the “Series B Preferred Stock”), our Series C Convertible Preferred Stock (the “Series C Preferred Stock”), our Series D Convertible Preferred Stock (the “Series D Preferred Stock”), our Series E Convertible Preferred Stock (the “Series E Preferred Stock”) and our Series F Convertible Preferred Stock (the “Series F Preferred Stock”), as of the close of business on the Record Date, must vote in favor of the Proposal to be approved by stockholders.

As of the Record Date, the Company had 19,327,082 shares of common stock outstanding, held by approximately 425 registered holders of record. Additionally, as of the Record Date, the Company had 6,666 shares of Series B Preferred Stock, convertible into an aggregate of 33,330 shares of common stock, 3,337,442 shares of Series C Preferred Stock, convertible into an aggregate of 33,374,420 shares of common stock, 4,673,010 shares of Series D Preferred Stock, convertible into an aggregate of 93,460,200 shares of common stock, 8,614,089 shares of Series E Preferred Stock, convertible into an aggregate of 86,140,890 shares of common stock and 1,099,998 shares of Series F Preferred Stock, convertible into an aggregate of 1,099,998 shares of common stock. Holders of our outstanding shares of Series B Preferred Stock, Series C Preferred Stock, Series D Preferred Stock, Series E Preferred Stock and Series F Preferred Stock are entitled to vote with the holders of common stock.

Subject to applicable beneficial ownership limitations governing such shares, as further described below, (i) holders of Series B Preferred Stock are entitled to one vote for each share of Series B Preferred Stock, (ii) holders of Series C Preferred Stock and Series E Preferred stock are entitled to ten votes for each share of Series C Preferred Stock and Series E Preferred Stock, respectively, (iii) holders of Series D Preferred Stock are entitled to 20 votes for each share of Series D Preferred Stock and (iv) holders of Series F Preferred Stock are entitled to one vote for each share of Series F Preferred Stock.

Pursuant to the terms of the Series B Preferred Stock, a holder cannot convert any of the Series B Preferred Stock if such holder would beneficially own, after any such conversion, more than 9.99% of the outstanding shares of common stock. Each holder of Series B Preferred Stock is entitled to one vote for each share of Series B Preferred Stock. The voting rights of the holders of Series B Preferred Stock are not subject to ownership limitations. Each share of Series B Preferred Stock is initially convertible into five shares of common stock.

Pursuant to the terms of the Series C Preferred Stock, a holder cannot convert any of the Series C Preferred Stock if such holder would beneficially own, after any such conversion, more than 4.99% of the outstanding shares of common stock. Each share of Series C Preferred Stock is initially convertible into ten shares of common stock and is entitled to such number of votes as such shares of Series C Preferred Stock are convertible into, subject to applicable beneficial ownership limitations.

Pursuant to the terms of the Series D Preferred Stock, a holder cannot convert any of the Series D Preferred Stock if such holder would beneficially own, after any such conversion, more than 4.99% of the outstanding shares of common stock. Each share of Series D Preferred Stock is initially convertible into 20 shares of common stock and is entitled to such number of votes as such shares of Series D Preferred Stock are convertible into, subject to applicable beneficial ownership limitations.

Pursuant to the terms of the Series E Preferred Stock, a holder cannot convert any of the Series E Preferred Stock if such holder would beneficially own, after any such conversion, more than 4.99% of the outstanding shares of common stock. Each share of Series E Preferred Stock is initially convertible into ten shares of common stock and is entitled to such number of votes as such shares of Series E Preferred Stock are convertible into, subject to applicable beneficial ownership limitations.

Pursuant to the terms of the Series F Preferred Stock, a holder cannot convert any of the Series F Preferred Stock if such holder would beneficially own, after any such conversion, more than 4.99% of the outstanding shares of common stock. Each share of Series F Preferred Stock is initially convertible into one share of common stock and is entitled to such number of votes as such shares of Series F Preferred Stock are convertible into, subject to applicable beneficial ownership limitations.

As of the Record Date, the outstanding Voting Capital was 29,579,328 which includes 19,327,082 shares of common stock, 6,666 shares of Series B Preferred Stock, convertible into an aggregate of 6,666 shares of common stock, 410,659 shares of Series C Preferred Stock, convertible into an aggregate of 4,106,593 shares of common stock, 131,558 shares of Series D Preferred Stock, convertible into an aggregate of 2,631,166 shares of common stock, 264,115 shares of Series E Preferred Stock, convertible into an aggregate of 2,641,154 shares of common stock, and 866,666 shares of Series F Preferred Stock, convertible into an aggregate of 866,666 shares of common stock . The foregoing breakdown is reflection of limitations on voting of our Series B Preferred Stock, Series C Preferred Stock, Series D Preferred Stock, Series E Preferred Stock and Series F Preferred Stock due to conversion, voting or beneficial ownership limitations even though such shares are otherwise issued and outstanding.

Any beneficial owner of the Company who is not a record holder must arrange with the person who is the record holder or such record holder’s assignee or nominee to: (i) execute and deliver a Written Consent on behalf of such beneficial owner; or (ii) deliver a proxy so that such beneficial owner can execute and deliver a Written Consent on its own behalf.

Stockholders who wish to consent must deliver their properly completed and executed Written Consents to Equity Stock Transfer, LLC in accordance with the instructions set forth in the Written Consent. The Company reserves the right (but is not obligated) to accept any Written Consent received by any other reasonable means or in any form that reasonably evidences the giving of consent to the approval of the Proposal.

Requests for copies of this Consent Solicitation Statement should be directed to Orbital Tracking Corp. at the address or telephone number set forth above.

The Company expressly reserves the right, in its sole discretion and regardless of whether any of the conditions of the Consent Solicitation have been satisfied, subject to applicable law, at any time prior to 5:00 p.m. Eastern Time, on March 5, 2016 (the “Expiration Date”) to (i) terminate the Consent Solicitation for any reason, including if the consent of stockholders holding a majority of the Company’s outstanding Voting Capital has been received, (ii) waive any of the conditions to the Consent Solicitation, or (iii) amend the terms of the Consent Solicitation.

The final results of this solicitation of written consents will be published in a Current Report on Form 8-K (the “Form 8-K”) by the Company. This Consent Solicitation Statement and the Form 8-K shall constitute notice of taking of a corporate action without a meeting by less than unanimous written consent as permitted by applicable law and Article I Section 8 of our Bylaws.

All questions as to the form of all documents and the validity and eligibility (including time of receipt) and acceptance of consents and revocations of consents will be determined by the Company, in its sole discretion, which determination shall be final and binding.

Revocation of Consents

Written consents may be revoked or withdrawn by any stockholder at any time before the Expiration Date. A notice of revocation or withdrawal must specify the record stockholder’s name and the number of shares being withdrawn. After the Expiration Date, all written consents previously executed and delivered and not revoked will become irrevocable. Revocations may be submitted to the Corporate Secretary of the Company by the same methods as written consents may be submitted, as set forth in the form of Written Consent attached hereto as Appendix B.

Solicitation of Consents

Our Board of Directors is sending you this Consent Solicitation Statement in connection with its solicitation of stockholder consent to approve the Proposal. The Company will pay for the costs of solicitation. We will pay the reasonable expenses of brokers, nominees and similar record holders in mailing consent materials to beneficial owners of our Common Stock. Because the approval of holders of a majority of the outstanding Voting Capital is required to approve the Proposal, not returning the Written Consent will have the same effect as a vote against the Proposal.

The Company agreed to use its reasonable best efforts to effectuate the increase of its authorized shares of common stock from 200,000,000 shares of common stock to 750,000,000 shares of common stock on or prior to January 31, 2016 in connection with its December 28, 2015 issuance of 1,099,998 shares of Series F Preferred Stock and $605,000 in principal amount of original issue discount convertible notes. The voting power and security ownership of the investors in the December 2015 financings is set forth below.

	Voting Power (1)			Common Stock (1)			Series B Preferred Stock (2)		Series C Preferred Stock (3)			Series D Preferred Stock (4)			Series F Preferred Stock (5)
Name of Investor	Number of Shares		Percent	Shares Beneficially Held		Percent	Shares Beneficially Held	Percent	Shares Beneficially Held	Percent		Shares Beneficially Held		Percent	Shares Beneficially Held		Percent
Barry Honig (6)	964,421	(7)	3.26%	964,421	(8)	4.99%	3,333	50.00%	-	-		1,586,944	(9)	31.74%	116,666	(9)	10.61%
Michael Brauser (10)	964,421	(11)	3.26%	964,421	(12)	4.99%	3,333	50.00%	-	-		1,976,066		39.52%	116,666		10.61%
Intracoastal Capital LLC (13)	666,666	(14)	2.25%	964,421	(15)	4.99%	-	-	-	-		-		-	666,666		60.61%
Sandor Capital Master Fund LP (16)	964,421	(17)	3.26%	964,421	(17)	4.99%	-	-	900,000	26.97	%(18)	735,000		15.00%	200,000		18.2%
Total	3,559,929		12.04%	3,857,684		19.96%	6,666	100.00%	900,000	26.97%		4,298,010		86.26%	1,099,998		100.00%

(1)	The voting power and security ownership is based upon 19,327,082 shares of common stock outstanding as of January 15, 2016, 6,666 shares of Series B Preferred Stock outstanding as of January 15, 2016, 3,337,442 shares of Series C Preferred Stock outstanding as of January 15, 2016, 4,673,010 shares of Series D Preferred Stock outstanding as of January 15, 2016, 8,614,089 shares of Series E Preferred Stock outstanding as of January 15, 2016 and 1,099,998 shares of Series F Preferred Stock outstanding as of January 15, 2016.

In determining the voting power held by a person or entity on January 15, 2016, the percentage of total voting power represents voting power with respect to all shares of our common stock and preferred stock, as a single class. The holders of our common stock are entitled to one vote per share, holders of our Series B Preferred Stock are entitled to one vote per share, holders of our Series C Preferred Stock are entitled to ten votes per share, holders of our Series D Preferred Stock are entitled to 20 votes per share, holders of our Series E Preferred Stock are entitled to ten votes per share and holders of our Series F Preferred Stock are entitled to one vote per share. Shares of common stock which may be acquired within 60 days upon exercise of warrants or options or conversion of promissory notes were not included in calculating the voting power.

In determining the percent of common stock beneficially owned by a person or entity on January 15, 2016, (a) the numerator is the number of shares of the class beneficially owned by such person or entity, including shares which may be acquired within 60 days on exercise of warrants or options and conversion of preferred stock and promissory notes, and (b) the denominator is the sum of (i) the total shares of common stock outstanding on January 15, 2016 (19,327,082) and (ii) the total number of shares that the beneficial owner may acquire upon exercise of warrants or options and conversion of preferred stock and promissory notes, subject to limitations on conversion and exercise as more fully described in the notes below, which is an aggregate of 13,405,001 shares (includes the 10,550,001 preferred shares plus 5,000 shares issuable upon exercise of warrants and 2,850,000 shares issuable upon exercise of options and 297,755 shares issuable upon the conversion of a note.

(2)	The holders of our Series B Preferred Stock are entitled to one vote for each share of Series B Preferred Stock owned at the record date for the determination of shareholders entitled to vote, or, if no record date is established, at the date such vote is taken or any written consent of shareholders is solicited. Each share of Series B Preferred Stock is convertible into five shares of common stock. Pursuant to the terms of the Series B Preferred Stock, a holder cannot convert any of the Series B Preferred Stock if such holder would beneficially own, after any such conversion, more than 9.99% of the outstanding shares of common stock. However, this beneficial ownership limitation does not prevent the holders from selling some of their holdings and then converting additional shares of Series B Preferred Stock into common stock. In this way, the holders could sell more than these limits while never holding more than those limits.

(3)	Each share of Series C Preferred Stock is convertible into ten shares of common stock. Pursuant to the terms of the Series C Preferred Stock, a holder cannot convert any of the Series C Preferred Stock if such holder would beneficially own, after any such conversion, more than 4.99% of the outstanding shares of common stock. However, this beneficial ownership limitation does not prevent the holders from selling some of their holdings and then converting additional shares of Series C Preferred Stock into common stock. In this way, the holders could sell more than these limits while never holding more than those limits. Subject to the beneficial ownership limitation, each holder is entitled to ten votes for each share of Series C Preferred Stock owned at the record date for the determination of shareholders entitled to vote, or, if no record date is established, at the date such vote is taken or any written consent of shareholders is solicited.

(4)	Each share of Series D Preferred Stock is convertible into 20 shares of common stock. Pursuant to the terms of the Series D Preferred Stock, a holder cannot convert any of the Series D Preferred Stock if such holder would beneficially own, after any such conversion, more than 4.99% of the outstanding shares of common stock. However, this beneficial ownership limitation does not prevent the holders from selling some of their holdings and then converting additional shares of Series D Preferred Stock into common stock. In this way, the holders could sell more than these limits while never holding more than those limits. Subject to the beneficial ownership limitation, each holder is entitled to 20 votes for each share of Series D Preferred Stock owned at the record date for the determination of shareholders entitled to vote, or, if no record date is established, at the date such vote is taken or any written consent of shareholders is solicited.

(5)	Each share of Series F Preferred Stock is convertible into one share of common stock. Pursuant to the terms of the Series F Preferred Stock, a holder cannot convert any of the Series F Preferred Stock if such holder would beneficially own, after any such conversion, more than 4.99% of the outstanding shares of common stock. However, this beneficial ownership limitation does not prevent the holders from selling some of their holdings and then converting additional shares of Series F Preferred Stock into common stock. In this way, the holders could sell more than these limits while never holding more than those limits. Subject to the beneficial ownership limitation, each holder is entitled to one vote for each share of Series F Preferred Stock owned at the record date for the determination of shareholders entitled to vote, or, if no record date is established, at the date such vote is taken or any written consent of shareholders is solicited.

(6)	The address of this beneficial owner is 555 South Federal Highway #450, Boca Raton, Florida 33432.

(7)	Includes (i) one vote per share for 31,098 shares of common stock held by Barry Honig, (ii) one vote per share for 3,333 shares of Series B Preferred Stock held by Barry Honig, (iii) one vote per share for 66,667 shares of common stock held by GRQ Consultants, Inc. 401K FBO Barry Honig, (iv) one vote per share for 2,000 shares of common stock held by GRQ Consultants, Inc. and (v) 861,323 votes, or 20 votes per share, for 43,066 shares of Series D Preferred Stock held by GRQ Consultants, Inc. 401K FBO Barry Honig. Mr. Honig is the trustee of GRQ Consultants, Inc. 401K FBO Barry Honig and holds voting and dispositive power over the securities of the Company held by GRQ Consultants, Inc. 401K FBO Barry Honig. Mr. Honig is the president of GRQ Consultants, Inc. and holds voting and dispositive power over the securities of the company held by GRQ Consultants, Inc. Does not include (i) 30,877,557 votes underlying 1,543,878 shares of Series D Preferred Stock held by GRQ Consultants, Inc. 401K FBO Barry Honig, and (ii) 116,666 votes or shares of common stock due to the beneficial ownership limitations on the conversion of the Series F Preferred Stock held by GRQ Consultants, Inc. 401K FBO Barry Honig.

(8)	Includes (i) 31,098 shares of common stock held by Barry Honig, (ii) 16,665 shares of common stock issuable upon conversion of Series B Preferred Stock held by Barry Honig, (iii) 66,667 shares of common stock held by GRQ Consultants, Inc. 401K FBO Barry Honig, (iv) 2,000 shares of common stock held by GRQ Consultants, Inc. and (v) 847,991 shares of common stock issuable upon conversion of Series D Preferred Stock held by GRQ Consultants, Inc. 401K FBO Barry Honig. Does not include (i) 30,890,889 shares of common stock due to the beneficial ownership limitations on the conversion of 1,544,539 shares of Series D Preferred Stock held by GRQ Consultants, Inc. 401K FBO Barry Honig, 116,666 shares of common stock due to the beneficial ownership limitations on the conversion of the Series F Preferred Stock held by GRQ Consultants, Inc. 401K FBO Barry Honig or 108,334 shares of common stock due to the 4.99% beneficial ownership limitations of a $108,334 convertible note held by GRQ Consultants, Inc. 401K FBO Barry Honig.

(9)	These shares are held by GRQ Consultants, Inc. 401K FBO Barry Honig.

(10)	The address of this beneficial owner is 4400 Biscayne Blvd., #850, Miami Florida 33137.

(11)	Includes (i) one vote per share for 95,667 shares of common stock, (ii) one vote per share for 3,333 shares of Series B Preferred Stock and (iii) 865,421 votes, or 20 votes per share of 43,271 shares of Series D Preferred Stock. Does not include (i) 38,655,899 votes, or 20 votes per share of 1,932,795 shares of Series D Preferred stock due to the beneficial ownership limitations on the voting rights of the Series D Preferred Stock and (ii) one vote per share for 116,666 shares of common stock issuable upon conversion of Series F Preferred Stock due to the beneficial ownership limitations on the voting rights of the Series F Preferred Stock.

(12)	Includes (i) 95,667 shares of common stock, (ii) 16,665 shares of common stock issuable upon conversion of 3,333 shares of Series B Preferred Stock and (iii) 852,089 shares of common stock issuable upon conversion of 42,604 shares of Series D Preferred Stock. Does not include (i) 38,669,231 shares of common stock issuable upon conversion of 1,933,462 shares Series D Preferred stock due to the beneficial ownership limitations on the voting rights and conversion of the Series D Preferred Stock, (ii) 116,666 shares of common stock issuable upon conversion of Series F Preferred Stock due to the beneficial ownership limitations on the voting rights and conversion of the Series F Preferred Stock, (iii) 108,334 shares of common stock due to the 4.99% beneficial ownership limitations of a $108,334 convertible note and (iv) 5,000 shares of common stock due to the 4.99% beneficial ownership limit on exercise of a warrant.

(13)	The address of this beneficial owner is 245 Palm Trail, Delray Beach, FL 33483.

(14)	Includes 666,666 shares of common stock issuable upon conversion of Series F Preferred Stock. Mitchell P. Kopin and Daniel B. Asher, each of whom are managers of Intracoastal Capital LLC have shared voting control and investment discretion over the securities reported herein that are held by Intracoastal Capital LLC. Does not include 333,333 shares of common stock issuable upon conversion of a promissory note, as the note holder cannot vote the conversion shares until they are issued.

(15)	Includes (i) 666,666 shares of common stock issuable upon conversion of Series F Preferred Stock and (ii) 297,755 shares of common stock issuable upon conversion of a $333,333 convertible note. Does not include 35,578 shares of common stock issuable upon conversion of the note due to the beneficial ownership limitations on conversion of the note.

(16)	The address of this beneficial owner is 2828 Routh Street, Suite 500, Dallas, Texas 75201.

(17)	Includes (i) 403,268 shares of common stock and (ii) 561,153 shares of common stock issuable upon conversion of Series C Preferred Stock. John Lemak is the manager of Sandor Capital Master Fund LP and holds voting and dispositive power over the securities of the Company held by Sandor Capital Master Fund LP. Does not include (i) 7,438,847 votes and 7,438,847 shares due to the beneficial ownership limitations on the voting rights and conversion of the Series C Preferred Stock held by Sandor Capital Master Fund LP, (ii) 1,000,000 votes and 1,000,000 shares of common stock due to the beneficial ownership limitations on the voting rights and conversion of the Series C Preferred Stock held by JSL Kids Partners LLC and (iii) 14,700,000 votes and 14,700,000 shares of common stock due to the beneficial ownership limitations on the voting rights and conversion of the Series D Preferred Stock held by Sandor Capital Master Fund LP and (iv) 200,000 votes and shares due to the beneficial ownership limitations on the voting rights and conversion of the Series F Preferred Stock held by Sandor Capital Master Fund LP. Mr. Lemak is the trustee of JSL Kids Partners LLC and holds voting and dispositive power over the securities of the Company held by JSL Kids Partners LLC.

(18)	Includes 100,000 shares of Series C Preferred Stock held by JSL Kids Partners LLC.

Other than as discussed above, the Company has made no arrangements and has no understanding with any other person regarding the solicitation of consents hereunder, and no person has been authorized by the Company to give any information or to make any representation in connection with the solicitation of consents, other than those contained herein and, if given or made, such other information or representations must not be relied upon as having been authorized. In addition to solicitations by mail, consents may be solicited by directors, officers and other employees of the Company who will receive no additional compensation therefor.

David Phipps, our Chief Executive Officer and Chairman, beneficially owns shares of our common stock and Series E Preferred Stock and intends to submit his consent “For” the Proposal. As a result, approximately 964,421 shares held by Mr. Phipps will be voted in favor of the Proposal, including 944,110 shares of common stock and 20,311 shares of common stock underlying Series E Preferred Stock, subject to beneficial ownership limitations, constituting approximately 4.99% of our issued and outstanding common stock as of the Record Date. See “Security Ownership of Certain Beneficial Owners and Management”.

No Appraisal Rights

Under the Nevada Revised Statutes and our charter documents, holders of our outstanding Voting Capital will not be entitled to statutory rights of appraisal, commonly referred to as dissenters’ rights or appraisal rights (i.e., the right to seek a judicial determination of the “fair value” of their shares and to compel the purchase of their shares for cash in that amount) with respect to the Proposal.

Householding Matters

Stockholders that share a single address will receive only one Consent Solicitation Statement and Written Consent at that address, unless we have received instructions to the contrary from any stockholder at that address. This practice, known as “householding,” is designed to reduce our printing and postage costs. However, if a stockholder of record residing at such an address wishes to receive a separate copy of this Consent Solicitation Statement or of future consent solicitations (as applicable), he or she may write to us at: Orbital Tracking Corp., 18851 N.E. 29th Ave., Suite 700, Aventura, Florida 33180, Attention: Corporate Secretary. We will deliver separate copies of this Consent Solicitation Statement and form of Written Consent promptly upon written request. If you are a stockholder of record receiving multiple copies of our Consent Solicitation Statement and form of Written Consent, you can request householding by contacting us in the same manner. If you own your shares through a bank, broker or other stockholder of record, you can request additional copies of this Consent Solicitation Statement and form of Written Consent or request householding by contacting the stockholder of record.

As of the Record Date, the closing price of our common stock was $0.95 per share and our total market capitalization was approximately $18,360,728.

INTEREST OF DIRECTORS AND EXECUTIVE OFFICERS IN THE PROPOSAL

Except for David Phipps, our Chief Executive Officer and Chairman who beneficially owns shares of our Series E Preferred Stock, members of the Board of Directors and executive officers of the Company do not have any interest in the Proposal that is not shared by all other stockholders of the Company.

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

The following table is based upon 19,327,082 shares of common stock outstanding as of January 15, 2016, 6,666 shares of Series B Preferred Stock outstanding as of January 15, 2016, 3,337,442 shares of Series C Preferred Stock outstanding as of January 15, 2016, 4,673,010 shares of Series D Preferred Stock outstanding as of January 15, 2016, 8,614,089 shares of Series E Preferred Stock outstanding as of January 15, 2016 and 1,099,998 shares of Series F Preferred Stock outstanding as of January 15, 2016 and sets forth, based on the public filings of such individuals and entities and our knowledge of securities issued by us to them, certain information concerning the ownership of voting securities of: (i) each current member of the Board, (ii) our Chief Executive Officer and other executive officers, (iii) all of our current directors and executive officers as a group and (iv) each beneficial owner of more than 5% of the outstanding shares of any class of our voting securities.

Amount and Nature of Beneficial Ownership

	Total Voting Power (1)			Common Stock (1)			Series B Preferred Stock (2)		Series C Preferred Stock (3)
	Number of Shares		Percent	Number of Shares		Percent	Shares Beneficially Held	Percent	Shares Beneficially Held		Percent
Name and Address of Beneficial Owner (7)
Directors and Executive Officers
David Phipps	964,421		3.26%	964,421	(8)	4.99%	-	-	-		-
Hector Delgado	-		-	200,000	(9)	1.02%	-	-	-		-
Theresa Carlise	-		-	500,000	(10)	2.52%	-	-	-		-
Directors and Executive Officers as a Group (3 persons)	964,421		3.26%	1,664,421	(8)(9)(10)	8.30%	-	-	-		-

Certain Persons
Global Telesat Corp. (11)	2,222,222		7.51%	2,222,222	(12)	11.50%	-	-	-		-
Frost Gamma Investments Trust (13)	964,421	(14)	3.26%	964,421	(14)	4.99%	-	-	1,740,000		52.14%
Barry Honig (15)	964,421	(16)	3.26%	964,421	(17)	4.99%	3,333	50.00%	-		-
Michael Brauser (19)	964,421	(20)	3.26%	964,421	(21)	4.99%	3,333	50.00%	-		-
Intracoastal Coastal Capital LLC (22)	666,666	(23)	2.25%	964,421	(24)	4.99%	-	-	-		-
ADH Capital Ventures LLC (25)	964,421	(26)	3.26%	964,421	(26)	4.99%	-	-	300,000		8.99%
Sandor Capital Master Fund LP (27)	964,421	(28)	3.26%	964,421	(28)	4.99%	-	-	900,000	(29)	26.97%
Point Capital (30)	964,421	(31)	3.26%	964,421	(31)	4.99%	-	-	200,000		5.99%
John Stetson (32)	1,000,099	(33)	3.38%	1,000,009	(33)	5.17%	-	-	-		-
Friendship Circle of North Broward and South Palm Beach Inc. (35)	1,578,680	(36)	5.34%	1,578,680	(36)	8.17%	-	-	-		-
The Joe & Helen Darion Foundation Inc. (37)	1,461,120	(38)	4.94%	1,461,120	(38)	7.56%	-	-	-		-
The Erica & Mark Groussman Foundation Inc. (39)	1,440,000	(40)	4.87%	1,440,000	(40)	7.45%	-	-	-		-
Concentric Engineering LLC (41)	1,000,000	(42)	3.38%	1,000,000	(42)	5.18%	-	-	-		-
DL2 Capital (43)	964,421	(44)	3.26%	964,421	(44)	4.99%	-	-	-		-
The David Stephen Group LLC (45)	850,000		2.87%	3,000,000	(46)	15.52%	-	-	-		-

	Series D Preferred Stock (4)			Series E Preferred Stock (5)			Series F Preferred Stock (6)
	Shares Beneficially Held		Percent	Shares Beneficially Held		Percent	Shares Beneficially Held		Percent
Name and Address of Beneficial Owner (7)
Directors and Executive Officers
David Phipps	-		-	6,387,589		74.15%	-		-
Hector Delgado	-		-	-		-	-		-
Theresa Carlise	-		-	-		-	-		-
Directors and Executive Officers as a Group (3 persons)	-			6,387,589		74.15%	-		-

Certain Persons
Global Telesat Corp. (11)	-		-	-		-	-		-
Frost Gamma Investments Trust (13)	-		-	-		-	-		-
Barry Honig (15)	1,586,944	(18)	31.74%	-		-	116,666	(18)	10.61%
Michael Brauser (19)	1,976,066		39.52%	-		-	116,666		10.61%
Intracoastal Coastal Capital LLC (22)	-		-	-		-	666,666		60.61%
ADH Capital Ventures LLC (25)	-			-		-	-		-
Sandor Capital Master Fund LP (27)	735,000		15.00%	-		-	200,000		18.18%
Point Capital (30)	100,000		2.00%	-		-	-		-
John Stetson (32)	175,000	(34)	3.50%	-		-	-		-
Friendship Circle of North Broward and South Palm Beach Inc. (35)	-		-	-		-	-		-
The Joe & Helen Darion Foundation Inc. (37)	-		-	-		-	-		-
The Erica & Mark Groussman Foundation Inc. (39)	-		-	-		-	-		-
Concentric Engineering LLC (41)
DL2 Capital (43)	-		-	1,945,500	(44)	22.59%	-		-
The David Stephen Group LLC (45)	-		-	-		-	-		-

(1)	In determining the voting power held by a person or entity on January 15, 2016, the percentage of total voting power represents voting power with respect to all shares of our common stock and preferred stock, as a single class. The holders of our common stock are entitled to one vote per share, holders of our Series B Preferred Stock are entitled to one vote per share, holders of our Series C Preferred Stock are entitled to ten votes per share, holders of our Series D Preferred Stock are entitled to 20 votes per share, holders of our Series E Preferred Stock are entitled to ten votes per share and holders of our Series F Preferred Stock are entitled to one vote per share. Shares of common stock which may be acquired within 60 days upon exercise of warrants or options or conversion of promissory notes were not included in calculating the voting power.

In determining the percent of common stock beneficially owned by a person or entity on January 15, 2016, (a) the numerator is the number of shares of the class beneficially owned by such person or entity, including shares which may be acquired within 60 days on exercise of warrants or options and conversion of preferred stock and promissory notes, and (b) the denominator is the sum of (i) the total shares of common stock outstanding on January 15, 2016 (19,327,082) and (ii) the total number of shares that the beneficial owner may acquire upon exercise of warrants or options and conversion of preferred stock and promissory notes, subject to limitations on conversion and exercise as more fully described in the notes below, which is an aggregate of 13,405,001 shares (includes the 10,252,246 preferred shares plus 5,000 shares issuable upon exercise of warrants and 2,850,000 shares issuable upon exercise of options and 297,755 shares issuable upon the conversion of a note).

(2)	The holders of our Series B Preferred Stock are entitled to one vote for each share of Series B Preferred Stock owned at the record date for the determination of shareholders entitled to vote, or, if no record date is established, at the date such vote is taken or any written consent of shareholders is solicited. Each share of Series B Preferred Stock is convertible into five shares of common stock. Pursuant to the terms of the Series B Preferred Stock, a holder cannot convert any of the Series B Preferred Stock if such holder would beneficially own, after any such conversion, more than 9.99% of the outstanding shares of common stock. However, this beneficial ownership limitation does not prevent the holders from selling some of their holdings and then converting additional shares of Series B Preferred Stock into common stock. In this way, the holders could sell more than these limits while never holding more than those limits.

(3)	Each share of Series C Preferred Stock is convertible into ten shares of common stock. Pursuant to the terms of the Series C Preferred Stock, a holder cannot convert any of the Series C Preferred Stock if such holder would beneficially own, after any such conversion, more than 4.99% of the outstanding shares of common stock. However, this beneficial ownership limitation does not prevent the holders from selling some of their holdings and then converting additional shares of Series C Preferred Stock into common stock. In this way, the holders could sell more than these limits while never holding more than those limits. Subject to the beneficial ownership limitation, each holder is entitled to ten votes for each share of Series C Preferred Stock owned at the record date for the determination of shareholders entitled to vote, or, if no record date is established, at the date such vote is taken or any written consent of shareholders is solicited.

(4)	Each share of Series D Preferred Stock is convertible into 20 shares of common stock. Pursuant to the terms of the Series D Preferred Stock, a holder cannot convert any of the Series D Preferred Stock if such holder would beneficially own, after any such conversion, more than 4.99% of the outstanding shares of common stock. However, this beneficial ownership limitation does not prevent the holders from selling some of their holdings and then converting additional shares of Series D Preferred Stock into common stock. In this way, the holders could sell more than these limits while never holding more than those limits. Subject to the beneficial ownership limitation, each holder is entitled to 20 votes for each share of Series D Preferred Stock owned at the record date for the determination of shareholders entitled to vote, or, if no record date is established, at the date such vote is taken or any written consent of shareholders is solicited.

(5)	Each share of Series E Preferred Stock is convertible into ten shares of common stock. Pursuant to the terms of the Series E Preferred Stock, a holder cannot convert any of the Series E Preferred Stock if such holder would beneficially own, after any such conversion, more than 4.99% of the outstanding shares of common stock. However, this beneficial ownership limitation does not prevent the holders from selling some of their holdings and then converting additional shares of Series E Preferred Stock into common stock. In this way, the holders could sell more than these limits while never holding more than those limits. Subject to the beneficial ownership limitation, each holder is entitled to ten votes for each share of Series E Preferred Stock owned at the record date for the determination of shareholders entitled to vote, or, if no record date is established, at the date such vote is taken or any written consent of shareholders is solicited.

(6)	Each share of Series F Preferred Stock is convertible into one share of common stock. Pursuant to the terms of the Series F Preferred Stock, a holder cannot convert any of the Series F Preferred Stock if such holder would beneficially own, after any such conversion, more than 4.99% of the outstanding shares of common stock. However, this beneficial ownership limitation does not prevent the holders from selling some of their holdings and then converting additional shares of Series F Preferred Stock into common stock. In this way, the holders could sell more than these limits while never holding more than those limits. Subject to the beneficial ownership limitation, each holder is entitled to one vote for each share of Series F Preferred Stock owned at the record date for the determination of shareholders entitled to vote, or, if no record date is established, at the date such vote is taken or any written consent of shareholders is solicited.

(7)	Unless otherwise indicated in the footnotes, the address of the beneficial owners is c/o Orbital Tracking Corp., 18851 N.E. 29th Ave., Suite 700, Aventura, Florida 33180.

(8)	Includes (i) 944,110 shares of common stock and (ii) 20,311 shares of common stock issuable upon conversion of Series E Preferred Stock. Does not include 63,855,579 votes and 63,855,579 shares of common stock due to the beneficial ownership limitations on the voting rights and conversion of the Series E Preferred Stock.

(9)	Includes 200,000 shares of common stock issuable upon exercise of options.

(10)	Includes 500,000 shares of common stock issuable upon exercise of options.

(11)	The address of this beneficial owner is State Rd 405, Building M6-306A, Rm 1400, Kennedy Space Center, Florida 32815.

(12)	Glenn Estrella is the President and Chief Executive Officer of Global Telesat Corp. and holds voting and dispositive power over the securities of the Company held by Global Telesat Corp. Does not include 500,000 shares issuable upon the conversion of 50,000 Series E Preferred Stock held by Mr. Estrella.

(13)	The address of this beneficial owner is 4400 Biscayne Blvd. Miami Florida 33137.

(14)	Includes 706,667 shares of common stock held by Frost Gamma Investments Trust and 20,000 shares of common stock held by Dr. Philip Frost and 237,754 shares of common stock issuable upon the conversion of 23,775 shares of Series C Preferred Stock held by Frost Gamma Investments Trust. Dr. Frost is the trustee of Frost Gamma Investments Trust and holds voting and dispositive power over the securities of the Company held by Frost Gamma Investments Trust Does not include 17,162,246 votes and 17,162,246 shares of common stock due to the beneficial ownership limitations on the voting rights and conversion of the Series C Preferred Stock held by Frost Gamma Investments Trust.

(15)	The address of this beneficial owner is 555 South Federal Highway #450, Boca Raton, Florida 33432.

(16)	Includes (i) one vote per share for 31,098 shares of common stock held by Barry Honig, (ii) one vote per share for 3,333 shares of Series B Preferred Stock held by Barry Honig, (iii) one vote per share for 66,667 shares of common stock held by GRQ Consultants, Inc. 401K FBO Barry Honig, (iv) one vote per share for 2,000 shares of common stock held by GRQ Consultants, Inc. and (v) 861,323 votes, or 20 votes per share, for 43,066 shares of Series D Preferred Stock held by GRQ Consultants, Inc. 401K FBO Barry Honig. Mr. Honig is the trustee of GRQ Consultants, Inc. 401K FBO Barry Honig and holds voting and dispositive power over the securities of the Company held by GRQ Consultants, Inc. 401K FBO Barry Honig. Mr. Honig is the president of GRQ Consultants, Inc. and holds voting and dispositive power over the securities of the company held by GRQ Consultants, Inc. Does not include (i) 30,877,557 votes underlying 1,543,878 shares of Series D Preferred Stock held by GRQ Consultants, Inc. 401K FBO Barry Honig, and (ii) 116,666 votes or shares of common stock due to the beneficial ownership limitations on the conversion of the Series F Preferred Stock held by GRQ Consultants, Inc. 401K FBO Barry Honig.

(17)	Includes (i) 31,098 shares of common stock held by Barry Honig, (ii) 16,665 shares of common stock issuable upon conversion of Series B Preferred Stock held by Barry Honig, (iii) 66,667 shares of common stock held by GRQ Consultants, Inc. 401K FBO Barry Honig, (iv) 2,000 shares of common stock held by GRQ Consultants, Inc. and (v) 847,991 shares of common stock issuable upon conversion of Series D Preferred Stock held by GRQ Consultants, Inc. 401K FBO Barry Honig. Does not include (i) 30,890,889 shares of common stock due to the beneficial ownership limitations on the conversion of 1,544,539 shares of Series D Preferred Stock held by GRQ Consultants, Inc. 401K FBO Barry Honig, 116,666 shares of common stock due to the beneficial ownership limitations on the conversion of the Series F Preferred Stock held by GRQ Consultants, Inc. 401K FBO Barry Honig or 108,334 shares of common stock due to the 4.99% beneficial ownership limitations of a $108,334 convertible note held by GRQ Consultants, Inc. 401K FBO Barry Honig.

(18)	These shares are held by GRQ Consultants, Inc. 401K FBO Barry Honig.

(19)	The address of this beneficial owner is 4400 Biscayne Blvd., #850, Miami Florida 33137.

(20)	Includes (i) one vote per share for 95,667 shares of common stock, (ii) one vote per share for 3,333 shares of Series B Preferred Stock and (iii) 865,421 votes, or 20 votes per share of 43,271 shares of Series D Preferred Stock. Does not include (i) 38,655,899 votes, or 20 votes per share of 1,932,795 shares of Series D Preferred stock due to the beneficial ownership limitations on the voting rights of the Series D Preferred Stock and (ii) one vote per share for 116,666 shares of common stock issuable upon conversion of Series F Preferred Stock due to the beneficial ownership limitations on the voting rights of the Series F Preferred Stock.

(21)	Includes (i) 95,667 shares of common stock, (ii) 16,665 shares of common stock issuable upon conversion of 3,333 shares of Series B Preferred Stock and (iii) 852,089 shares of common stock issuable upon conversion of 42,604 shares of Series D Preferred Stock. Does not include (i) 38,669,231 shares of common stock issuable upon conversion of 1,933,462 shares Series D Preferred stock due to the beneficial ownership limitations on the voting rights and conversion of the Series D Preferred Stock, (ii) 116,666 shares of common stock issuable upon conversion of Series F Preferred Stock due to the beneficial ownership limitations on the voting rights and conversion of the Series F Preferred Stock, (iii) 108,334 shares of common stock due to the 4.99% beneficial ownership limitations of a $108,334 convertible note and (iv) 5,000 shares of common stock due to the 4.99% beneficial ownership limit on exercise of a warrant.

(22)	The address of this beneficial owner is 245 Palm Trail, Delray Beach, FL 33483.

(23)	Includes 666,666 shares of common stock issuable upon conversion of Series F Preferred Stock. Mitchell P. Kopin and Daniel B. Asher, each of whom are managers of Intracoastal Capital LLC have shared voting control and investment discretion over the securities reported herein that are held by Intracoastal Capital LLC. Does not include 333,333 shares of common stock issuable upon conversion of a promissory note, as the note holder cannot vote the conversion shares until they are issued.

(24)	Includes (i) 666,666 shares of common stock issuable upon conversion of Series F Preferred Stock and (ii) 297,755 shares of common stock issuable upon conversion of a $333,333 convertible note. Does not include 35,578 shares of common stock issuable upon conversion of the note due to the beneficial ownership limitations on conversion of the note.

(25)	The address of this beneficial owner is 916 Fiddler’s Creek Road, Ponte Vedra Beach, Florida 32082.

(26)	Includes 964,421 shares of common stock issuable upon conversion of Series C Preferred Stock. Felicia Hess is the president of ADH Ventures LLC and holds voting and dispositive power over the securities of the company held by ADH Ventures LLC. Does not include 2,035,579 votes and 2,035,579 shares of common stock due to the beneficial ownership limitations on the voting rights and conversion of the Series C Preferred Stock.

(27)	The address of this beneficial owner is 2828 Routh Street, Suite 500, Dallas, Texas 75201.

(28)	Includes (i) 403,268 shares of common stock and (ii) 561,153 shares of common stock issuable upon conversion of Series C Preferred Stock. John Lemak is the manager of Sandor Capital Master Fund LP and holds voting and dispositive power over the securities of the Company held by Sandor Capital Master Fund LP. Does not include (i) 7,438,847 votes and 7,438,847 shares due to the beneficial ownership limitations on the voting rights and conversion of the Series C Preferred Stock held by Sandor Capital Master Fund LP, (ii) 1,000,000 votes and 1,000,000 shares of common stock due to the beneficial ownership limitations on the voting rights and conversion of the Series C Preferred Stock held by JSL Kids Partners LLC and (iii) 14,700,000 votes and 14,700,000 shares of common stock due to the beneficial ownership limitations on the voting rights and conversion of the Series D Preferred Stock held by Sandor Capital Master Fund LP and (iv) 200,000 votes and shares due to the beneficial ownership limitations on the voting rights and conversion of the Series F Preferred Stock held by Sandor Capital Master Fund LP. Mr. Lemak is the trustee of JSL Kids Partners LLC and holds voting and dispositive power over the securities of the Company held by JSL Kids Partners LLC.

(29)	Includes 100,000 shares of Series C Preferred Stock held by JSL Kids Partners LLC.

(30)	The address of this beneficial owner is 25 Grand Avenue Bldg. 2, Englewood, New Jersey 07631-4369.

(31)	Includes 964,421 shares of common stock issuable upon conversion of Series C Preferred Stock. Does not include (i) 1,035,579 votes and 103,558 shares due to the beneficial ownership limitations on the voting rights and conversion of the Series C Preferred Stock and (ii) 2,000,000 votes and 2,000,000 shares of common stock due to the beneficial ownership limitations on the voting rights and conversion of the Series D Preferred Stock.

(32)	The address of this beneficial owner is 68 Fiesta Way, Fort Lauderdale, FL 33301

(33)	Includes (i) 99 shares of common stock held by John Stetson and (ii) 1,000,000 shares of common stock held by the John & Tarra Stetson Charitable Foundation, Inc. Does not include 3,500,000 votes and 3,500,000 shares of common stock issuable upon conversion of Series D Preferred Stock held by Oban Investments LLC due to the beneficial ownership limitations on the voting rights and conversion of the Series D Preferred Stock. John Stetson is the trustee of the John & Tarra Stetson Charitable Foundation, Inc. and holds voting and dispositive power over the securities of the Company held by the John & Tarra Stetson Charitable Foundation, Inc. John Stetson is the manager of Oban Investments LLC and holds voting and dispositive power over the securities of the Company held by Oban Investments LLC.

(34)	Includes 175,000 Series D preferred shares held by Oban Investments LLC.

(35)	The address of this beneficial owner is 7170 Loxahatchee Rd, Pompano Beach, FL 33067.

(36)	Yaacov Biston is the executive director of Friendship Circle of North Broward and South Beach Inc and holds voting and dispositive power over the securities of the Company held by Friendship Circle of North Broward and South Beach Inc.

(37)	The address of this beneficial owner is 11 Cutting Hill Lane, Lyme, NH 03768.

(38)	Includes 1,461,120 shares of common stock held by The Joe & Helen Darion Foundation Inc. Alan Honig is the trustee of The Joe & Helen Darion Foundation Inc. and holds voting and dispositive power over the securities of the Company held by The Joe & Helen Darion Foundation Inc.

(39)	The address of this beneficial owner is 5154 La Gorce Drive, Miami Beach, FL 33140.

(40)	Includes (i) 1,400,000 shares of common stock held by The Erica and Mark Groussman Foundation and (ii) 40,000 shares of common stock held by Melechdavid, Inc. Mark Grousman is the trustee of The Erica and Mark Groussman Foundation and holds voting and dispositive power over the securities of the Company held by The Erica and Mark Groussman Foundation. Mark Grousman is the president of Melechdavid, Inc. and holds voting and dispositive power over the securities of the Company held by Melechdavid, Inc.

(41)	The address of this beneficial owner is 8682 Brooks Dr., Easton, MD 21601.

(42)	Includes 1,000,000 shares of common stock held by Concentric Engineering LLC. George Vojtech is the President of Concentric Engineering LLC. Mr. Vojtech holds voting and dispositive power over the securities of the Company held by Concentric Engineering LLC.

(43)	The address of this beneficial owner is 520 NW 165th Street Road # 102, Miami, FL 33169.

(44)	Includes 400,000 shares of common stock and 564,421 shares of common stock issuable upon conversion of Series E Preferred Stock. Does not include 18,890,579 votes and 18,890,579 shares of common stock due to the beneficial ownership limitations on the voting rights and conversion of the Series E Preferred Stock.

(45)	The address of this beneficial owner is 1640 Terrace Way, Walnut Creek, CA 94597-3902.

(46)	Includes 2,150,000 shares of common stock issuable upon exercise of options. David Rector is the president of The David Stephen Group LLC and holds voting and dispositive power over the securities of the Company held by The David Stephen Group LLC.

February 2015 Change in Control

On February 19, 2015, the Company entered into a Share Exchange Agreement (the “Exchange Agreement”) with Global Telesat Communications Limited, a Private Limited Company formed under the laws of England and Wales (“GTCL”) and all of the holders of the outstanding equity of GTCL (the “GTCL Shareholders”). Upon closing of the transactions contemplated under the Exchange Agreement (the “Share Exchange”), the GTCL Shareholders (7 members) transferred all of the issued and outstanding equity of GTCL to the Company in exchange for (i) an aggregate of 2,540,000 shares of the common stock of the Company and 8,746,000 shares of the newly issued Series E Preferred Stock, (ii) a cash payment of $375,000 (the “Cash Payment”) and (iii) a one-year promissory note in the amount of $122,536 (the “Note”). Such exchange caused GTCL to become a wholly owned subsidiary of the Company. Also on February 19, 2015, David Phipps, the founder, principal owner and sole director of GTCL, was appointed President of Orbital Satcom Corp., the Company’s other wholly owned subsidiary (“Orbital Satcom”). Following the transaction, Mr. Phipps was appointed Chief Executive Officer and Chairman of the Board of Directors of the Company.

Pursuant to the terms and conditions of the Share Exchange:

●	At the closing of the Share Exchange, each ordinary share of GTCL issued and outstanding immediately prior to the closing of the Share Exchange was exchanged for shares of our common stock and shares of our Series E Preferred Stock. Accordingly, an aggregate of 2,540,000 shares of our common stock and 8,746,000 shares of our Series E Preferred Stock were issued to the GTCL Shareholders.

●	Mr. Phipps received in exchange for shares of GTCL 400,000 shares of common stock and 6,692,000 shares of Series E Preferred Stock, and was paid the Cash Payment and the Note. The Company also paid Mr. Phipps an additional $25,000 at closing as compensation for transition services previously provided by him to the Company in anticipation of the Share Exchange.

●	The Note has an original principal amount of $122,536, which is equal to the total cost of certain inventory owned by GTCL immediately prior to the Share Exchange (the “Inventory”), and shall be repaid from the sale of the Inventory following closing. The Note matures one year from the closing date of the Share Exchange. If, on the maturity date, any of the Inventory remains unsold, Mr. Phipps or his designee shall be permitted to repurchase the unsold Inventory at cost.

●	Upon the closing of the Share Exchange, Orbital Satcom entered into an employment agreement with Mr. Phipps, whereby Mr. Phipps agreed to serve as the President of Orbital Satcom for a period of two years, subject to renewal, in consideration for an annual salary of $180,000.

●	Under the Share Exchange Agreement the Company agreed that, for a period of one year following the closing, the Board of Directors of the Company shall not appoint any new members or vote to increase its size in the absence of the written consent of Mr. Phipps.

As of January 15, 2016, the GTCL shareholders own an aggregate of 2,544,110 shares of common stock and 8,429,089 shares of Series E Preferred Stock that is convertible into an aggregate of 84,290,890 shares of common stock without regard to a 4.99% beneficial ownership blocker. With the 4.99% beneficial ownership blocker, the GTCL shareholders have the power to vote an aggregate of 4,088,843 shares, or 13.82% of the voting capital.

PROPOSAL I:

AMENDMENT TO THE COMPANY’S ARTICLES OF

INCORPORATION, AS AMENDED, TO INCREASE THE

NUMBER OF AUTHORIZED SHARES OF COMMON STOCK TO 750,000,000

AND AUTHORIZED SHARES OF PREFERRED STOCK TO 50,000,000

The Company’s Articles of Incorporation authorize the issuance of 200,000,000 shares of Common Stock, $0.0001 par value per share, and 20,000,000 shares of Preferred Stock, $0.0001 par value per share. On January 15, 2016, the Board of Directors of the Company approved an amendment to the Articles of Incorporation to increase the total number of shares of authorized capital stock to 800,000,000 shares consisting of (i) 750,000,000 shares of Common Stock, $0.0001 par value per share, and (ii) 50,000,000 shares of Preferred Stock, $0.0001 par value per share, all subject to shareholder approval. The Company agreed to use its reasonable best efforts to effectuate the increase of its authorized shares of common stock from 200,000,000 shares of common stock to 750,000,000 shares of common stock on or prior to January 31, 2016 in connection with its December 28, 2015 issuance of (i) 1,099,998 shares of Series F Preferred Stock for an aggregate purchase price of $550,000 and (ii) $605,000 in principal amount of original issue discount convertible notes for an aggregate purchase price of $550,000.

Purpose and Effect of the Amendment

As of January 15, 2016, the Company has 200,000,000 authorized shares of Common Stock, of which 19,327,082 shares are issued and outstanding and 226,667 shares are reserved for issuance under the 2014 Equity Incentive Plan (the “Plan”) as awards to employees, directors, consultants, advisors and other service providers, 2,850,000 shares are reserved for issuance upon exercise of outstanding options issued under the Plan, outside of the Plan and 5,000 shares are reserved for issuance upon exercise of outstanding warrants and 550,001 shares are reserved for issuance for the convertible notes. The Company currently has 20,000,000 authorized shares of Preferred Stock, of which the following series are outstanding:

●	6,666 shares of Series B Preferred Stock, convertible into an aggregate of 33,330 shares of common stock;

●	3,337,442 shares of Series C Preferred Stock, convertible into an aggregate of 33,374,420 shares of common stock;

●	4,673,010 shares of Series D Preferred Stock, convertible into an aggregate of 93,460,200 shares of common stock;

●	8,614,089 shares of Series E Preferred Stock, convertible into an aggregate of 86,140,890 shares of common stock; and

●	and 1,099,998 shares of Series F Preferred Stock, convertible into an aggregate of 1,099,998 shares of common stock.

On a fully diluted basis and not accounting for any beneficial ownership limitations or the current authorized capital, 217,713,842 shares of common stock would be issued and outstanding.

Each share of Series B Preferred Stock is convertible into five shares of common stock. The holders of our Series B Preferred Stock are entitled to one vote for each share of Series B Preferred Stock owned at the record date for the determination of shareholders entitled to vote, not subject to any beneficial ownership limitations, or, if no record date is established, at the date such vote is taken or any written consent of shareholders is solicited. Pursuant to the terms of the Series B Preferred Stock, a holder cannot convert any of the Series B Preferred Stock if such holder would beneficially own, after any such conversion, more than 9.99% of the outstanding shares of common stock.

Each share of Series C Preferred Stock is convertible into ten shares of common stock. Pursuant to the terms of the Series C Preferred Stock, a holder cannot convert any of the Series C Preferred Stock if such holder would beneficially own, after any such conversion, more than 4.99% of the outstanding shares of common stock. Subject to the beneficial ownership limitation, each holder is entitled to ten votes for each share of Series C Preferred Stock owned at the record date for the determination of shareholders entitled to vote, or, if no record date is established, at the date such vote is taken or any written consent of shareholders is solicited.

Each share of Series D Preferred Stock is convertible into 20 shares of common stock. Pursuant to the terms of the Series D Preferred Stock, a holder cannot convert any of the Series D Preferred Stock if such holder would beneficially own, after any such conversion, more than 4.99% of the outstanding shares of common stock. Subject to the beneficial ownership limitation, each holder is entitled to 20 votes for each share of Series D Preferred Stock owned at the record date for the determination of shareholders entitled to vote, or, if no record date is established, at the date such vote is taken or any written consent of shareholders is solicited.

Each share of Series E Preferred Stock is convertible into ten shares of common stock. Pursuant to the terms of the Series E Preferred Stock, a holder cannot convert any of the Series E Preferred Stock if such holder would beneficially own, after any such conversion, more than 4.99% of the outstanding shares of common stock. Subject to the beneficial ownership limitation, each holder is entitled to ten votes for each share of Series E Preferred Stock owned at the record date for the determination of shareholders entitled to vote, or, if no record date is established, at the date such vote is taken or any written consent of shareholders is solicited.

Each share of Series F Preferred Stock is convertible into one share of common stock. Pursuant to the terms of the Series F Preferred Stock, a holder cannot convert any of the Series F Preferred Stock if such holder would beneficially own, after any such conversion, more than 4.99% of the outstanding shares of common stock. Subject to the beneficial ownership limitation, each holder is entitled to one vote for each share of Series F Preferred Stock owned at the record date for the determination of shareholders entitled to vote, or, if no record date is established, at the date such vote is taken or any written consent of shareholders is solicited.

The Board of Directors believes it continues to be in our best interest to have sufficient additional authorized but unissued shares of common stock and preferred stock available in order to provide flexibility for corporate action in the future. Management believes that the availability of additional authorized shares for issuance from time to time in the Board of Directors’ discretion in connection with possible acquisitions of other companies, future financings, investment opportunities, stock splits or dividends or for other corporate purposes is desirable in order to avoid repeated separate amendments to our Articles of Incorporation, as amended, and the delay and expense incurred in holding special meetings of the Stockholders to approve such amendments. The terms of the additional shares of common stock will be identical to those of the currently outstanding shares of common stock. However, because holders of common stock have no preemptive rights to purchase or subscribe for any unissued stock of the Company, the issuance of additional shares of common stock will reduce the current stockholders’ percentage ownership interest in the total outstanding shares of common stock. This amendment and the creation of additional shares of authorized common stock will not alter the current number of issued shares. The relative rights and limitations of the shares of common stock will remain unchanged under this amendment.

Following adoption of the Amendment, the total number of authorized shares of Preferred Stock shall be 50,000,000 shares with par value of $0.0001 per share. As set forth in the Articles of Incorporation in effect prior to adoption of the Amendment, the board of directors shall have the authority to authorize the issuance of the Preferred Stock from time to time in one or more classes or series, and to state in the resolution or resolutions from time to time adopted providing for the issuance thereof the following:

(a) Whether or not the class or series shall have voting rights, full or limited, the nature and qualifications, limitations and restrictions on those rights, or whether the class or series will be without voting rights;

(b) The number of shares to constitute the class or series and the designation thereof;

(c) The preferences and relative, participating, optional or other special rights, if any, and the qualifications, limitations, or restrictions thereof, if any, with respect to any class or series;

(d) Whether or not the shares of any class or series shall be redeemable and if redeemable, the redemption price or prices, and the time or times at which, and the terms and conditions upon which, such shares shall be redeemable and the manner of redemption;

(e) Whether or not the shares of a class or series shall be subject to the operation of retirement or sinking funds to be applied to the purchase or redemption of such shares for retirement, and if such retirement or sinking funds be established, the amount and the terms and provisions thereof;

(f) The dividend rate, whether dividends are payable in cash, stock of the Company, or other property, the conditions upon which and the times when such dividends are payable, the preference to or the relation to the payment of dividends payable on any other class or classes or series of stock, whether or not such dividend shall be cumulative or noncumulative, and if cumulative, the date or dates from which such dividends shall accumulate;

(g) The preferences, if any, and the amounts thereof which the holders of any class or series thereof are entitled to receive upon the voluntary or involuntary dissolution of, or upon any distribution of assets of, the Company;

(h) Whether or not the shares of any class or series are convertible into, or exchangeable for, the shares of any other class or classes or of any other series of the same or any other class or classes of stock of the Company and the conversion price or prices or ratio or ratios or the rate or rates at which such exchange may be made, with such adjustments, if any, as shall be stated and expressed or provided for in such resolution or resolutions; and

(i) Such other rights and provisions with respect to any class or series as may to the board of directors seem advisable.

The shares of each class or series of the preferred stock may vary from the shares of any other class or series thereof in any respect. The Board of Directors may increase the number of shares of the preferred stock designated for any existing class or series by a resolution adding to such class or series authorized and unissued shares of the Preferred Stock not designated for any existing class or series of the preferred stock and the shares so subtracted shall become authorized, unissued and undesignated shares of the preferred stock.

Notwithstanding the foregoing, the Company currently has not entered into any binding agreements for the issuance of additional shares of Common Stock and Preferred Stock, although opportunities for acquisitions and equity financings could arise at any time. If this proposal is approved, all or any of the authorized shares may be issued without further shareholder action (unless such approval is required by applicable law or regulatory authorities) and without first offering those shares to the stockholders for subscription. The issuance of shares otherwise than on a pro-rata basis to all stockholders would reduce the proportionate interest in the Company of each share.

While we do not currently have any plans for the authorization or issuance of any series of preferred stock, the issuance of such preferred stock could adversely affect the rights of the holders of our common stock, and therefore reduce the value of such stock. It is not possible to state the actual effect of the potential future issuance of any series of preferred stock on the rights of holders of our currently outstanding stock unless and until our Board of Directors determines the specific rights of the holders of any such additional preferred stock; however, these effects may include:

●	Restricting dividends on the common or preferred stock;

●	Diluting the voting power of the common stock;

●	Impairing the liquidation rights of the common or preferred stock; or

●	Delaying or preventing a change in control of the Company without further action by the stockholders.

The increase in the authorized number of shares of Common Stock and Preferred Stock could have an anti-takeover effect. If the Company’s Board of Directors desire to issue additional shares in the future, such issuance could dilute the voting power of a person seeking control of the Company, thereby deterring or rendering more difficult a merger, tender offer, proxy contest or an extraordinary corporate transaction opposed by the Company. because the authorization of “blank check” preferred stock could be used by our Board of Directors for the adoption of a shareholder rights plan or “poison pill,” the preferred stock may be viewed as having the effect of discouraging an attempt by another person or entity to acquire control of us through the acquisition of a substantial numbers of shares of common stock.

Shareholders should recognize that, as a result of the increase in our authorized common stock and authorized preferred stock, they will own a fewer percentage of shares with respect to the total authorized shares of the Company, than they presently own, and will be diluted as a result of any issuances contemplated by the Company in the future. Further, without accounting for beneficial ownership limitations, as of the Record Date, there is a shortage of 17,713,842 between (i) outstanding shares of common stock and shares reserved for issuance upon exercise or conversion of convertible securities and (ii) the authorized shares of common stock. Shareholders should recognize that, without accounting for beneficial ownership limitations and as a result of the increase in our authorized common stock, owners of the existing issued and outstanding convertible securities as of the Record Date will be able to convert their convertible securities into 17,713,842 more shares of common stock than if the authorized common stock remained 200,000,000.

However, accounting for the beneficial ownership limitations applicable to the shareholders on the Record Date, each holder of preferred stock, notes or warrants is currently able to convert up to its beneficial ownership limit (for a total of 13,405,001 new shares of common stock) without exceeding the currently authorized shares of common stock.

A copy of the proposed amendment to the Company’s Articles of Incorporation is attached hereto as Attachment A. The amendment will become effective upon filing with the Nevada Secretary of State as required by the Nevada Revised Statutes. It is anticipated that this will occur promptly following March 5, 2016.

Board Recommendation

THE BOARD OF DIRECTORS RECOMMENDS A VOTE “FOR” AN AMENDMENT TO THE COMPANY’S ARTICLES OF

INCORPORATION, AS AMENDED, TO INCREASE THE

NUMBER OF AUTHORIZED SHARES OF COMMON STOCK TO 750,000,000

AND AUTHORIZED SHARES OF PREFERRED STOCK TO 50,000,000.

SOLICITATION OF CONSENTS

Cost and Method

We will pay all of the costs of soliciting these consents. In addition to solicitation by mail, our employees, officers and directors may, without additional compensation, solicit proxies by mail, e-mail, facsimile, in person or by telephone or other forms of telecommunication. We will ask banks, brokers and other institutions, nominees and fiduciaries to forward these consent solicitation materials to their principals and to obtain authority to execute proxies. We will then reimburse them for their expenses.

Participants in the Consent Solicitation

Under applicable regulations of the SEC, each of our directors may be deemed to be a participant in our solicitation of consents. Please refer to the sections of this Consent Solicitation entitled “Security Ownership of Certain Beneficial Owners and Management,” herein for information about our directors who may be deemed participants in the solicitation. Except as described in this Consent Solicitation, there are no agreements or understandings between us and any of our directors or executive officers relating to their employment with us or any future transactions.

WHERE YOU CAN FIND MORE INFORMATION

We file reports and other information with the SEC under the Securities Exchange Act of 1934, as amended. You may read and copy any document we file at the SEC’s public reference room at 100 F Street, N.E., Washington D.C. 20549. Please call the SEC at 1-800-SEC-0330 for further information on the operation of the SEC’s public reference room. Our SEC filings are also available at http://www.sec.gov.

Appendix A

CERTIFICATE OF AMENDMENT

Certificate of Amendment to Articles of Incorporation

For Nevada Profit Corporations

(Pursuant to NRS 78.385 and 78.390 - After Issuance of Stock)

Orbital Tracking Corp., a corporation organized and existing under the laws of the state of Nevada (the “Corporation”) hereby certifies as follows:

1.ARTICLE 3 of the Corporation’s Amended and Restated Articles of Incorporation shall be amended and restated in its entirety to read as follows:

3.01 Authorized Capital Stock. The total number of shares of stock this Corporation is authorized to issue shall be eight hundred million (800,000,000) shares. This stock shall be divided into two classes to be designated as “Common Stock” and “Preferred Stock.”

3.02 Common Stock. The total number of authorized shares of Common Stock shall be seven hundred and fifty million (750,000,000) shares with par value of $0.0001 per share.

3.03 Preferred Stock The total number of authorized shares of Preferred Stock shall be fifty million (50,000,000) shares with par value of $0.0001 per share. The board of directors shall have the authority to authorize the issuance of the Preferred Stock from time to time in one or more classes or series, and to state in the resolution or resolutions from time to time adopted providing for the issuance thereof the following:

(a) Whether or not the class or series shall have voting rights, full or limited, the nature and qualifications, limitations and restrictions on those rights, or whether the class or series will be without voting rights;

(b) The number of shares to constitute the class or series and the designation thereof;

(c) The preferences and relative, participating, optional or other special rights, if any, and the qualifications, limitations, or restrictions thereof, if any, with respect to any class or series;

(d) Whether or not the shares of any class or series shall be redeemable and if redeemable, the redemption price or prices, and the time or times at which, and the terms and conditions upon which, such shares shall be redeemable and the manner of redemption;

(e) Whether or not the shares of a class or series shall be subject to the operation of retirement or sinking funds to be applied to the purchase or redemption of such shares for retirement, and if such retirement or sinking funds be established, the amount and the terms and provisions thereof;

(f) The dividend rate, whether dividends are payable in cash, stock of the Corporation, or other property, the conditions upon which and the times when such dividends are payable, the preference to or the relation to the payment of dividends payable on any other class or classes or series of stock, whether or not such dividend shall be cumulative or noncumulative, and if cumulative, the date or dates from which such dividends shall accumulate;

(g) The preferences, if any, and the amounts thereof which the holders of any class or series thereof are entitled to receive upon the voluntary or involuntary dissolution of, or upon any distribution of assets of, the Corporation;

(h) Whether or not the shares of any class or series are convertible into, or exchangeable for, the shares of any other class or classes or of any other series of the same or any other class or classes of stock of the Corporation and the conversion price or prices or ratio or ratios or the rate or rates at which such exchange may be made, with such adjustments, if any, as shall be stated and expressed or provided for in such resolution or resolutions; and

(i) Such other rights and provisions with respect to any class or series as may to the board of directors seem advisable.

The shares of each class or series of the Preferred Stock may vary from the shares of any other class or series thereof in any respect. The Board of Directors may increase the number of shares of the Preferred Stock designated for any existing class or series by a resolution adding to such class or series authorized and unissued shares of the Preferred Stock not designated for any existing class or series of the Preferred Stock and the shares so subtracted shall become authorized, unissued and undesignated shares of the Preferred Stock. If shares or series of stock established by a resolution of the Board of Directors have been issued, the designation of the class or series, the number of the class or series and the voting powers, designations, preferences, limitations, restrictions and relative rights of the class or series may be amended solely by a resolution of the Board of Directors.

2.	The foregoing amendments have been duly adopted in accordance with the provisions of Nevada Revised Statutes 78.385 and 78.390 by the vote of a majority of the outstanding stock of the Corporation entitled to vote thereon.

IN WITNESS WHEREOF, I have executed this Certificate of Amendment as of this ___ day of ____, 2016.

/s/ David Phipps
David Phipps, Chief Executive

Appendix B

WRITTEN CONSENT OF STOCKHOLDERS OF

ORBITAL TRACKING CORP.

The undersigned stockholder of Orbital Tracking Corp. (the “Company”) hereby acknowledges receipt of the Notice of Consent Solicitation and accompanying Consent Solicitation Statement, each dated February 5, 2016 . The undersigned hereby consents (by checking the FOR box) or declines to consent (by checking the AGAINST box or the ABSTAIN box) to the adoption of the following recitals and resolutions:

WHEREAS, the Board of Directors of the Company has determined that it is in the best interests of the Company and its stockholders for the stockholders to approve an amendment to the Company’s Articles of Incorporation, as amended and restated to date, to increase the total number of shares of authorized capital stock to 800,000,000 shares consisting of (i) 750,000,000 shares of common stock and (ii) 50,000,000 shares of preferred stock from 220,000,000 shares consisting of (i) 200,000,000 shares of common stock and (ii) 20,000,000 shares of preferred stock (the “Authorized Capital Increase”), and has referred the same to the stockholders of the Company for approval by written consent;

WHEREAS, the Board of Directors of the Company approved the Authorized Capital Increase on January 15, 2016 and recommended that the stockholders vote “FOR” the below resolution, which it has deemed is in the best interests of the Company and its stockholders;

NOW, THEREFORE, IT IS RESOLVED, that the stockholders of the Company hereby approve the Authorized Capital Increase, effective upon filing a Certificate of Amendment to the Company’s Articles of Incorporation, as amended, with the Nevada Secretary of State, in the form attached as Appendix A to the Consent Solicitation Statement;

[  ] FOR [  ] AGAINST [  ] ABSTAIN

This Written Consent action may be executed in counterparts. Failure of any particular stockholder(s) to execute and deliver counterparts is immaterial so long as the holders of a majority of the voting power of the outstanding shares of the Company do execute and deliver counterparts.

This Written Consent is solicited by the Company’s Board of Directors.

IN WITNESS WHEREOF, the undersigned has executed this Written Consent on ________, 2016.

Print name(s) exactly as shown on Stock Certificate(s)

Signature (and Title, if any)	Signature (if held jointly)

Sign exactly as name(s) appear(s) on stock certificate(s). If stock is held jointly, each holder must sign. If signing is by attorney, executor, administrator, trustee or guardian, give full title as such. A corporation or partnership must sign by an authorized officer or general partner, respectively.

Please sign, date and return this consent to the following address or submit the consent to the address listed below:

Equity Stock Transfer, LLC 237 W. 37th St. Suite 601 New York, NY 10018